FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2018
Disclosure of general information about financial statements [Abstract]
FINANCIAL RISK MANAGEMENT
25. FINANCIAL RISK MANAGEMENT
Our exposure to market risk includes, but is not limited to, the following risks: changes in interest rates on our debt, changes in foreign currency exchange rates and commodity price fluctuations.
Liquidity risk
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset. We manage the liquidity risk inherent in these financial obligations by preparing monthly financial summaries, quarterly forecasts and annual long-term budgets which forecast cash needs and expected cash availability to meet future obligations. Typically these obligations are met by cash flows from operations and from cash on hand. Scheduling of capital spending and acquisitions of financial resources may also be employed, as needed and as available, to meet the cash demands of our obligations.
Our ability to repay or refinance our future obligations depends on a number of factors, some of which may be beyond our control. Factors that influence our ability to meet these obligations include general global economic conditions, credit and capital market conditions, results of operations, mineral reserves and resources and the price of gold.
The following table shows our contractual obligations as at December 31, 2018:

	Payment due (in thousands) by period
(Stated in thousands of U.S dollars)	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years	Total
Accounts payable and accrued liabilities [1]	$84,894	$—	$—	$—	$84,894
Debt [2]	28,213	78,751	2,000	—	108,964
Interest on long term debt	8,155	11,685	74	—	19,914
Purchase obligations	13,762	—	—	—	13,762
Rehabilitation provisions [3]	7,665	27,908	26,283	11,613	73,469
Total	$142,689	$118,344	$28,357	$11,613	$301,003

[1]	Includes the current portion of the PSU liabilities of $6.4 million.

[2]
Includes the 7% Convertible Debentures maturing in August 2021, the finance leases and the vendor agreement. Golden Star may not redeem the 7% Convertible Debentures prior to August 15, 2019, except in the event of certain changes in applicable tax law. On or after August 15, 2019, the Company may redeem all or part of the outstanding 7% Convertible Debentures at the redemption price, only if the last reported sales price of the Company's common shares for 20 or more trading days in a period of 30 consecutive trading days ending on the trading day prior to the date the Company provides the notice of redemption to holders exceeds 130% of the conversion price in effect on each such trading day. The presentation shown above assumes payment is made in cash and also assumes no conversions of the 7% Convertible Debentures into common shares by the holders prior to the maturity date.

[3]	Rehabilitation provisions indicates the expected undiscounted cash flows for each period.
As at December 31, 2018, the Company has current assets of $140.2 million compared to current liabilities of $134.4 million. As at December 31, 2018, the Company had a cash balance of $96.5 million.
The Company expects to meet its short-term financial needs through its cash on hand, cash flow from operations.
Interest rate risk
Interest rate risk is the risk that the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Our 7% Convertible Debentures, vendor agreement and the outstanding loans under our equipment financing facility bear interest at a fixed rate and are not subject to changes in interest payments. The Ecobank Loan III interest rate is three month LIBOR plus 8%, per annum. Based on our current $20.3 million outstanding balance on Ecobank Loan III, a 100 basis points change in the three month LIBOR rate would result in a nominal change in interest expense. The Ecobank Loan IV interest rate is three month LIBOR plus a spread of 7.5% per annum. Based on our current $18.0 million outstanding balance on Ecobank Loan IV, a 100 basis points change in the three month LIBOR rate would result in a nominal change in interest expense. We have not entered into any agreements to hedge against unfavorable changes in interest rates, but may in the future actively manage our exposure to interest rate risk.
Foreign currency exchange rate risk
Currency risk is risk that the fair value of future cash flows will fluctuate because of changes in foreign currency exchange rates. In addition, the value of cash and cash equivalents and other financial assets and liabilities denominated in foreign currencies can fluctuate with changes in currency exchange rates.
Since our revenues are denominated in U.S. dollars and our operating units transact much of their business in U.S. dollars, we are typically not subject to significant impacts from currency fluctuations. However, certain purchases of labor, operating supplies and capital assets are denominated in Ghana cedis, euros, British pounds, Australian dollars, South African rand and Canadian dollars. To accommodate these purchases, we maintain operating cash accounts in non-US dollar currencies and appreciation of these non-US dollar currencies against the U.S. dollar results in a foreign currency gain and a decrease in non-U.S. dollar currencies results in a loss. In the past, we have entered into forward purchase contracts for South African rand, euros and other currencies to hedge expected purchase costs of capital assets. During 2018 and 2017, we had no currency related derivatives. At December 31, 2018 and December 31, 2017, we held $1.9 million and $3.8 million, respectively, of foreign currency.
Commodity price risk
Gold is our primary product and, as a result, changes in the price of gold can significantly affect our results of operations and cash flows. Based on our gold production in the year, a $100 per ounce change in gold price would result in approximately a $20.6 million and $19.6 million change in our sales revenues and operating cash flows, respectively. To reduce gold price volatility, we have at various times entered into gold price hedges. As at December 31, 2018, the Company did not have any outstanding gold price derivative contracts.
Credit risk
Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. Our credit risk is primarily associated with liquid financial assets and derivatives. We limit exposure to credit risk on liquid financial assets by holding our cash, cash equivalents, restricted cash and deposits at highly-rated financial institutions. Risks associated with gold trade receivables is considered minimal as we sell gold to a credit-worthy buyer who settles promptly within two days of receipt of gold bullion.